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                                                                 EXHIBIT 10.14

                                  AMENDMENT #1

This amendment is hereby made to that certain Software License and Distributor Agreement dated May 28, 1999 (Agreement") by and between Townsend Analytics, Ltd. ("Townsend") and PC Quote.Com, Inc. ("PQT").

The parties hereby agree to amend the Agreement as follows:

Section 2.C.(ix) of Schedule 2 is hereby deleted in its entirety and replaced with the following:

     The initial term of the license to Watley shall end on December 31, 2000 and shall not be renewed without written permission of TAL.

Notwithstanding anything to the contrary contained in the Agreement, the parties agree that PQT may grant A.B. Watley the right to redistribute the Product through the Internet ("Internet Redistribution Right") subject to an existing agreement between PQT (as assigned from PC Quote, Inc.) and A.B. Watley, and TAL and Watley. This right will continue through December 31, 2000. Thereafter, the Internet Redistribution Right may extended by the prior written agreement of the parties.



Townsend Analytics, Ltd.                   PC Quote.Com, Inc.

 /s/ Margwen C. Townsend                      /s/ Jim Porter
------------------------------------       -------------------------------------
Authorized Signature                       Authorized Signature


    Margwen C. Townsend                         Jim Porter
------------------------------------       -------------------------------------
Printed Name                               Printed Name

    Vice President                            CEO
------------------------------------       -------------------------------------
Title                                      Title

8-12-99                                      8-12-99
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Date                                       Date